SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D. C. 20549




                            FORM 8-K

             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported):     June 25, 1998



                      BECKMAN COULTER, INC.
     ------------------------------------------------------
     (Exact Name of Registrant as Specified in its Charter)



                            Delaware
          ---------------------------------------------
         (State or other Jurisdiction of Incorporation)



     001-10109                                       95-104-0600
------------------------                   --------------------------------
(Commission File Number)                   (IRS Employer Identification No.)



4300 N. Harbor Boulevard, Fullerton, CA              92834-3100
-------------------------------------------------------------------------
(Address of Principal Executive Offices)             (Zip Code)



                         (714) 871-4848
                  -----------------------------
                  Registrant's Telephone Number

                              INDEX
                              -----

                                                                Page
                                                                ----

Item 2.     Acquisition or Disposition of Assets                  2

Item 7.     Financial Information and Exhibits                    3

Signature                                                         5

Exhibit Index

Item 2 - Acquisition or Disposition of Assets

     On June 25, 1998, Beckman Coulter, Inc. (the "Company") completed a sale and leaseback of three of its properties and Coulter Corporation, a wholly-owned subsidiary of the Company, completed a sale and leaseback of a fourth property. The following table identifies the properties sold and the buyer and seller of each:

     Property          Buyer                        Seller
     -------           -----                        ------
     Brea, CA          NPDC-EY Brea Trust           The Company
                       NPDC-RI Brea Trust

     Chaska, MN        Cardbeck Chaska Trust        The Company

     Miami, FL         Cardbeck Miami Trust         Coulter Corporation

     Palo Alto, CA     NPDC-EY Palo Alto Trust      The Company
                       NPDC-RI Palo Alto Trust

     The Palo Alto property is owned by Stanford University and leased to the Company under a long term ground lease. The Company sold its interest in the ground lease to the buyers.

     The aggregate purchase proceeds for the four properties, which were paid in cash at closing, totaled approximately $244,000,000 before closing costs and transaction expenses. The principal use of the proceeds was to reduce debt incurred in financing the Company's 1997 acquisition of Coulter Corporation. The purchasers of the properties are not affiliated with the Company.

     Concurrently with the sale of the properties, the Company entered into long term leases for the three properties it sold and Coulter Corporation entered into a long term ground lease for the property it sold. Coulter's rental payments are guaranteed by the Company. The initial term of each of the leases is twenty years, with options to renew for up to an additional thirty years. Annual rentals, are approximately $21,500,000. The Company expects to pay the rents as they come due out of cash generated by operations. The leases provide for the rents to be paid in Japanese Yen.

     The operations conducted at each of the properties consist of administrative, research and development, and manufacturing activities. The Company expects to continue conducting these activities at the properties in substantially the same form as prior to the sale.

Item 7 - Financial Statements and Exhibits

Exhibit 2.1 - Purchase and Sale Agreement made as of June 25, 1998 among Beckman Coulter, Inc., NPDC-EY Brea Trust, and NPDC-RI Brea Trust.

Exhibit 2.2 - Purchase and Sale Agreement made as of June 25, 1998 between Beckman Coulter, Inc. and Cardbeck Chaska Trust.

Exhibit 2.3 - Purchase and Sale Agreement made as of June 25, 1998 between Coulter Corporation and Cardbeck Miami Trust.

Exhibit 2.4 - Assignment and Sale Agreement made as of June 25, 1998 among Beckman Coulter, Inc., NPDC-EY Palo Alto Trust, and NPDC-RI Palo Alto Trust.

Exhibit 2.5 - Lease Agreement made as of June 25, 1998 among Beckman Coulter, Inc., NPDC-EY Brea Trust, and NPDC-RI Brea Trust.

Exhibit 2.6 - Lease Agreement made as of June 25, 1998 between Beckman Coulter, Inc. and Cardbeck Chaska Trust.

Exhibit 2.7 - Lease Agreement made as of June 25, 1998 between Coulter Corporation and Cardbeck Miami Trust.

Exhibit 2.8 - Lease Agreement made as of June 25, 1998 among Beckman Coulter, Inc., NPDC-EY Palo Alto Trust, and NPDC-RI Palo Alto Trust.

Exhibit 2.9 - Lease Modification Agreement made as of June 25, 1998 among Beckman Coulter, Inc., NPDC-EY Brea Trust, and NPDC-RI Brea Trust.

Exhibit 2.10 - Lease Modification Agreement made as of June 25, 1998 between Beckman Coulter, Inc. and Cardbeck Chaska Trust.

Exhibit 2.11 - Lease Modification Agreement made as of June 25, 1998 between Coulter Corporation and Cardbeck Miami Trust.

Exhibit 2.12 - Lease Modification Agreement made as of June 25, 1998 among Beckman Coulter, Inc., NPDC-EY Palo Alto Trust, and NPDC-RI Palo Alto Trust.

Exhibit 2.13 - Guaranty of Lease, executed as of June 25, 1998, by Beckman Coulter, Inc. for the benefit of Cardbeck Miami Trust.

Exhibit 99.1 - Press Release "Beckman Coulter Announces Debt Reduction Milestone" dated July 9, 1998


                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BECKMAN COULTER, INC.


                                   By: JAMES T. GLOVER
                                      James T. Glover
                                      Vice President and Controller

Dated:  July 9, 1998

                          EXHIBIT INDEX

                            FORM 8-K

Exhibit
Number
-------

 2.1      Purchase and Sale Agreement made as of June 25, 1998 among
          Beckman Coulter, Inc., NPDC-EY Brea Trust, and NPDC-RI Brea Trust.

 2.2 Purchase and Sale Agreement made as of June 25, 1998 between Beckman Coulter, Inc. and Cardbeck Chaska Trust.

2.3 Purchase and Sale Agreement made as of June 25, 1998 between Coulter Corporation and Cardbeck Miami Trust.

2.4 Assignment and Sale Agreement made as of June 25, 1998 among Beckman Coulter, Inc., NPDC-EY Palo Alto Trust, and NPDC-RI Palo Alto Trust.

2.5 Lease Agreement made as of June 25, 1998 among Beckman Coulter, Inc., NPDC-EY Brea Trust, and NPDC-RI Brea Trust.

2.6 Lease Agreement made as of June 25, 1998 between Beckman Coulter, Inc. and Cardbeck Chaska Trust.

2.7 Lease Agreement made as of June 25, 1998 between Coulter Corporation and Cardbeck Miami Trust.

2.8 Lease Agreement made as of June 25, 1998 among Beckman Coulter, Inc., NPDC-EY Palo Alto Trust, and NPDC-RI Palo Alto Trust.

2.9 Lease Modification Agreement made as of June 25, 1998 among Beckman Coulter, Inc., NPDC-EY Brea Trust, and NPDC-RI Brea Trust.

2.10 Lease Modification Agreement made as of June 25, 1998 between Beckman Coulter, Inc. and Cardbeck Chaska Trust.

2.11 Lease Modification Agreement made as of June 25, 1998 between Coulter Corporation and Cardbeck Miami Trust.

2.12 Lease Modification Agreement made as of June 25, 1998 among Beckman Coulter, Inc., NPDC-EY Palo Alto Trust, and NPDC-RI Palo Alto Trust.

2.13 Guaranty of Lease, executed as of June 25, 1998, by Beckman Coulter, Inc. for the benefit of Cardbeck Miami Trust.

99.1      Press Release "Beckman Coulter Announces Debt Reduction
          Milestone" dated July 9, 1998